Appendix C

FORM OF
BYLAWS

OF

PASW

a Delaware corporation

(as adopted on __________________, 2007)

Bylaws for the regulation, except as
otherwise provided by statute or its
Certificate of Incorporation,
of
PASW, Inc.

a Delaware corporation

ARTICLE I
OFFICES

Section 1. Registered Office. The registered office of PASW, Inc., a Delaware corporation (the “Corporation”), shall be fixed in the Certificate of Incorporation of the Corporation.

Section 2. Other Offices. The Corporation shall also have and maintain a principal executive office at 9453 Alcosta Boulevard, San Ramon, California 94583, and may also have offices at such other places both within and without the State of Delaware as the Board of Directors (the “Board”) may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

          Section 1. Place of Meetings. Meetings of stockholders shall be held either at the principal executive office of the Corporation or at any other place within or without the State of Delaware which may be designated either by the Board or by the written consent of all persons entitled to vote thereat, given either before or after the meeting and filed with the Secretary.

          Section 2. Annual Meetings. The annual meetings of the stockholders shall be held on such date and at such time as may be fixed by the Board. At such meetings, directors shall be elected and any other proper business may be transacted.

          Section 3. Special Meetings. Special meetings of the stockholders may be called at any time by the Board, the Chairman of the Board, or the Chief Executive Officer and many not be called by any other person or persons. Business transacted at any special meeting shall be limited to the purposes stated in the notice of the meeting.

          Section 4. Notice of Annual or Special Meeting. Written notice of each annual or special meeting of stockholders shall be given neither less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the Board, at the time of the mailing  of the notice, intends to present for action by the stockholders, but, subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

     Notice of a stockholders’ meeting shall be given either personally or by mail or by other means of written communication, addressed to the stockholder at the address of such stockholder appearing on the books of the Corporation or given by the stockholder to the Corporation for the purpose of notice; or, if no such address appears or is given, at the place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission to the recipient. Any notice to stockholders may be given by electronic mail or other electronic transmission, in the manner provided by Section 232 of the Delaware General Corporation Law. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the giving of such notice. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after the meeting, and to the extent permitted by law, will be waived by any stockholder by attendance thereat, in person or by proxy, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

     Notwithstanding the foregoing provisions of this Section 4, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder with respect to matters set forth in this Section 4.

          Section 5. Quorum. A majority of the issued and outstanding stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) holders of a majority of the shares of stock entitled to vote who are present, in person or in proxy, shall have power to adjourn the meeting to another place (if any), date or time in accordance with Section 6 of this Article.

          Section 6. Adjourned Meeting and Notice Thereof. Any stockholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum (except as provided in Section 5 of this Article) no other business may be transacted at such meeting.

     It shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided, however, when any stockholders’ meeting is adjourned for more than thirty (30) days or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

          Section 7. Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 8 of this Article, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements). Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

          Section 8. Record Date. The Board may fix, in advance, a record date for the determination of the stockholders entitled to notice of any meeting to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be neither more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action. When a record date is so fixed, only stockholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to the exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the Corporation after the record date. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than thirty (30) days.

 If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the next business day next preceding the day on which the meeting is held. The record date for determining stockholders for any purpose other than set forth in this Section 8 or Section 10 of this Article shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth day prior to the date of such other action, whichever is later.

          Section 9. Consent of Absentees. The transactions of any meeting of stockholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice, except as provided in the Certificate of Incorporation or these Bylaws.

          Section 10. Action Without Meeting. Subject to Section 228 of the Delaware General Corporation Law, any action which, under any provision of the Delaware General Corporation Law, may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless a record date for voting purposes be fixed as provided in Section 8 of this Article, the record date for determining stockholders entitled to give consent shall be the day on which the first written consent is given.

          Section 11. Proxies. Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such stockholder and filed with the Secretary. Every proxy duly executed shall continue in full force and effect until revoked by the person executing it prior to the vote pursuant thereto effected by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no proxy shall be valid after the expiration of eleven months from the date of its execution unless otherwise provided in the proxy. The revocability of a proxy that states on its face hat it is irrevocable shall be governed by the provisions of Section 212(a) of the Delaware General Corporation Law.

          Section 12. Inspectors of Election. In advance of any meeting of stockholders, the Board may appoint any persons, other than nominees for office inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any stockholder or stockholder’s proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed.

     The duties of such inspectors shall include: determining, and certifying as appropriate, the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all stockholders. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

ARTICLE III
DIRECTORS

          Section 1. Powers. Subject to limitations of the Certificate of Incorporation, of these Bylaws and of the Delaware General Corporation Law relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:

          (a) To select and remove all the other officers, agents and employees of the Corporation, prescribe the powers and duties for them as may not be inconsistent with applicable law, with the Certificate of the Corporation or these Bylaws, fix their compensation and require from them security for faithful service.

          (b) To conduct, manage and control the affairs and business of the Corporation and to make such rules and regulations therefor not inconsistent with applicable law, or with the Certificate of the Corporation or these Bylaws, as they may deem best.

          (c) To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem best.

          (d) To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such consideration as may be lawful.

(e) To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation or other evidences of debt and securities thereof.

          Section 2. Number of Directors. The authorized number of directors shall be, until changed by amendment of the Bylaws or by a Bylaw duly adopted by the holders of a majority of the outstanding capital stock entitled to vote thereon or a majority of the Board, such number as may from time to time be authorized by resolution of the Board or the stockholders, provided that such number shall initially be five (5).

          Section 3. Election and Term of Office. The directors shall be elected at each annual meeting of the stockholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified.

          Section 4. Vacancies. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

     Vacancies in the Board may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until the next annual meeting and until such director’s successor has been elected and qualified.

     A vacancy or vacancies in the Board shall be deemed to exist in the case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the stockholders fail, at any annual or special meeting of stockholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

     The Board may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.

     The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent requires the consent of a majority of the outstanding shares entitled to vote. If the Board accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director’s term of office.

          Section 5. Place of Meeting. Regular or special meetings of the Board shall be held at any place within or without the State of Delaware which has been designated from time to time by the Board. In the absence of such designation, regular meetings shall be held at the principal executive office of the Corporation.

          Section 6. Regular Meetings. Immediately following each annual meeting of stockholders, the Board shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business. Call and notice of all such regular meetings of the Board is hereby dispensed with. Other regular meetings of the Board shall be held without call on such dates and at such times as may be fixed by the Board, and shall be subject to the notice requirements set forth in Section 7 of this Article.

          Section 7. Special Meetings. Special meetings of the Board for any purpose or purposes may be called at any time by the Chief Executive Officer, Chairman of the Board, or by any two directors.

     Special meetings of the Board shall be held upon four (4) days’ written notice by mail or forty-eight (48) hours’ notice given personally or by telephone, telecopier, e-mail or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director’s address as it is shown upon the records of the Corporation or as may have been given to the Corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held.

     Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated in person or by telephone or wireless, to the recipient or to a person at the office or residence of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

          Section 8. Quorum. One third of the authorized number of directors or two directors, whichever is larger, constitutes a quorum of the Board for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number be required by law or by the Certificate. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

          Section 9. Participation in Meetings by Conference Telephone. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.

          Section 10. Waiver of Notice. The transactions of any meeting of the Board, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such a meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Section 11. Adjournment. A majority of the directors present, whether or not a quorum is present, may adjourn any directors’ meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

          Section 12. Fees and Compensation. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.

          Section 13. Action Without Meeting. Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board and shall be filed with minutes of the proceedings of the Board.

          Section 14. Rights and Inspection. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

          Section 15. Committees. The Board may appoint one or more committees, each consisting of two or more directors, and delegate to such committees any of the authority of the Board except with respect to:

          (i) The approval of any action for which the Delaware General Corporation Law also requires stockholders’ approval;

          (ii) The filling of vacancies on the Board or in any committee;

          (iii) The fixing of compensation of the directors for serving on the Board or on any committee;

          (iv) The amendment or repeal of Bylaws or the adoption of new Bylaws;

          (v) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

          (vi) A distribution to the stockholders of the Corporation except at a rate or in a periodic amount or within a price range determined by the Board; or

          (vii) The appointment of other committees of the Board or the members thereof.

     Any such committee must be appointed by resolution adopted by a majority of the authorized number of directors and may be designated an Executive Committee or by such other name as the Board shall specify. The Board shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.

ARTICLE IV
OFFICERS

          Section 1. Officers. The officers of the Corporation shall be a Chief Executive Officer, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board, a Chairman of the Board, a President, a Chief Operating Officer, one or more Vice Presidents (who may be designated as executive or senior vice presidents as the Board may, from time to time, deem necessary), one or more Assistant Secretaries, one or more Assistant Financial Officers and such other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be held by the same person.

Section 2. Election. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by, and shall serve at the pleasure of the Board, and shall hold their respective offices until their resignation, removal or other disqualification from service, or until their respective successors shall be elected.

          Section 3. Subordinate Officers. The Board may appoint, and may empower the Chief Executive Officer or the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time determine. Any officer appointed pursuant to this Section 3 may be removed, with or without cause, by the Board or any such officer upon whom the power of removal has been conferred by the Board at any time. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment.

          Section 4. Removal and Resignation. Any officer not appointed in accordance with the provisions of Section 3 or 5 hereof may be removed, either with or without cause, by the Board at any time. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment.

          Any officer may resign at any time by giving written notice to the Corporation, but without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

          Section 6. Chairman of the Board. The Chairman of the Board, shall, if present, preside at all meetings of the Board and exercise and perform such other powers and duties as may be from time to time assigned by the Board.

          Section 7. Chief Executive Officer. The Chief Executive Officer shall be subject to the control of the Board and have general supervision, direction and control of the business and the officers of the corporation. The Chief Executive Officer shall preside at all meetings of the stockholders and shall act as Chairman of the Board unless the Board has appointed a different person as Chairman.

Section 8. President; Chief Operating Officer. The President or the Chief Operating Officer has the general powers and duties of management usually vested in the office of president, general manager and chief operating officer of a corporation and such other powers and duties as may be prescribed by the Board. In the absence of the Chief Executive Officer, the President shall perform the duties required of the Chief Executive Officer under these Bylaws.

          Section 9. Vice President. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board.

          Section 10. Secretary. The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the Corporation at the principal executive offices or business office.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation’s transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders of the Board and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

          Section 11. Chief Financial Officer. The Chief Financial Officer is the principal financial officer of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, and shall send or cause to be sent to the stockholders of the Corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any director.

The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer or the President or directors, whenever they request it, an account of all transactions entered into as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

ARTICLE V
OTHER PROVISIONS

          Section 1. Inspection of Corporate Records. The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

          (a) Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

          (b) A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in each such stockholder’s name, shall be open to the examination of any such stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

          Section 2. Inspection of Bylaws. The Corporation shall keep in its principal executive office the original or a copy of these Bylaws as amended to date, which shall be open to inspection by stockholders at all reasonable times, during office hours. If the principal executive office of the Corporation is located outside the State of Delaware and the Corporation has no principal business office in such state, it shall upon the written notice of any stockholder furnish to such stockholder a copy of these Bylaws as amended to date.

          Section 3. Endorsement of Documents; Contracts. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other instrument in writing and any assignment or endorsements thereof executed or entered into between the Corporation and any other person, when signed by the Chief Executive Officer, the Chairman of the Board, the President, the Chief Operating Officer or any Vice President and the Secretary, the Chief Financial Officer or any Assistant Financial Officer of the Corporation shall be valid and binding on the Corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same. Any such instruments may be signed by another person or persons and in such manner as from time to time shall be determined by the Board, and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

          Section 4. Certificates of Stock. Every holder of shares of the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer or a Vice President and by the Chief Financial Officer or an Assistant Financial Officer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any or all of the signatures on the certificate may be provided by facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

     Except as provided in this section, no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and cancelled at the same time. The Board may, however, if any certificate for shares is alleged to have been lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, and the Corporation may require that the Corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including expense or liability) on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

          Section 5. Representation of Shares of other Corporations. The President, the Chief Operating Officer, the Chief Executive Officer or any other officer or officers authorized by the Board, the Chief Executive Officer, the President, or the Chief Operating Officer are each authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

          Section 6. Stock Purchase Plans. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the Corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes or otherwise.

     Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment and option or obligation on the part of the Corporation to repurchase the shares upon termination of employment, restrictions upon transfer of the shares, the time limits of and termination of the plan, and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

          Section 7. Construction and Definitions. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Delaware General Corporation Law shall govern the construction of these Bylaws.

ARTICLE VI
INDEMNIFICATION

          Section 1. Indemnification. The Corporation shall indemnify its officers and directors, and former officers and directors, for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by the Delaware General Corporation Law, as amended from time to time. The determination of whether any such person is eligible for indemnification under this Section 1 shall be made (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders; provided, however, that if a Change in Control (as defined below) has occurred and the person seeking indemnification so requests, a determination of whether such person is eligible for indemnification under this Section 1 shall be made in a written opinion rendered by independent legal counsel chosen by the person seeking indemnification and not reasonably objected to by the Board, and such determination shall be binding on the Corporation. The fees and expenses of such independent counsel shall be paid by the Corporation. For such purpose, (i) “independent legal counsel” shall mean legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or has performed services for the Corporation or the person seeking indemnification within the previous three years; and (ii) a “Change in Control” shall be deemed to have occurred if:

          (i) a majority of the directors of the Corporation shall be persons other than persons (A) who were directors of the Corporation on the date this Section was adopted, (B) for whose election proxies shall have been solicited by the Board or (C) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by newly created directorships or the death or resignation (but not removal) of a director;

(ii) thirty percent (30%) or more of the outstanding shares of voting stock of the Corporation is acquired or beneficially owned (as defined in Rule 13d 3 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto) by any person (other than the Corporation, a subsidiary of the Corporation or the person seeking indemnification) or group of persons, not including the person seeking indemnification, acting in concert;

(iii) the stockholders of the Corporation approve a definitive agreement or plan to (A) merge or consolidate the Corporation with or into another corporation (other than (1) a merger or consolidation with a subsidiary of the Corporation or (2) a merger in which the Corporation is the surviving corporation and no outstanding voting stock of the Corporation (other than fractional shares) held by stockholders immediately before the merger is converted into cash, securities, or other property), (B) sell or otherwise dispose of all or substantially all of the assets of the Corporation (in one transaction or a series of transactions) or (C) liquidate or dissolve the Corporation, unless a majority of the voting stock (or the voting equity interest) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Corporation (in the case of a merger, consolidation or disposition of assets) is, immediately following the merger, consolidation or disposition of assets, beneficially owned by the person seeking indemnification or a group of persons, including the person seeking indemnification, acting in concert; or

(iv) the Corporation enters into an agreement in principle or a definitive agreement relating to an event described in clause (i), (ii) or (iii) above which ultimately results in an event described therein, or a tender or exchange offer or proxy contest is commenced which ultimately results in an event described therein.

          Section 2. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against any liability or expense asserted against or incurred by such person in or arising from that capacity, or arising out of his or her status as such, whether or not the Corporation would otherwise have the power or the obligation to indemnify the person against such liability or expense. The Corporation shall not be obligated under these Bylaws to make any payment in connection with any claim made against any person if and to the extent that such person has actually received payment therefor under any insurance policy or policies.

          Section 3. Expenses Payable in Advance. Expenses (including attorneys’ fees and expenses) incurred by a director or officer, or a former director or officer, in defending, investigating, preparing to defend, or being or preparing to be a witness in, a threatened or pending action, suit, proceeding or claim against him or her, whether civil or criminal, shall be paid by the Corporation in advance of the final disposition of such action, suit, proceeding or claim upon receipt by the Corporation of a request therefor and an undertaking by or on behalf of the director or officer, or former director or officer, to repay such amounts if it ultimately shall be determined that he or she is not entitled to be indemnified by the Corporation.

ARTICLE VII
AMENDMENTS

     These Bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of at least a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation. The

Board shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board) by unanimous written consent or at any annual, regular, or special meeting of the Board by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.